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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 16, 2001
                                                -------------------

                            MOYCO TECHNOLOGIES, INC.
                            -------------------------
               (Exact name of Registrant as specified in charter)


       Pennsylvania                    0-04123                  23-1697233
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(State or other jurisdic-           (Commission               (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


    200 Commerce Drive, Montgomeryville, PA                        18936
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (215) 855-4300
                                                   --------------


         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

         This Form 8-K has been filed to restate the Company's Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operation, as filed in its Annual Report on Form 10-K for the fiscal year ended June 30, 2000. The Company has restated its Financial Statements due to the pending disposition of its dental supply business, as reported in its Form 8-K, filed with the Commission on January 10, 2001, and as discussed in its Proxy Statement to Shareholders, filed with the Commission on March 12, 2001.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits. The exhibits designated with an asterisk (*) are filed herewith.

       23.1*    Consent of BDO Seidman, LLP

       23.2*    Consent of Arthur Andersen LLP

       99.1* Restated Financial Statements of Moyco Technologies, Inc. and Management's Discussion and Analysis of Financial Condition and Results of Operation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2001                       Moyco Technologies, Inc.
                                            (Registrant)

                                            By/s/ Marvin E. Sternberg
                                            -------------------------------
                                            Marvin E. Sternberg
                                            Chief Executive Officer


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